UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2025

PennyMac Mortgage Investment Trust

(Exact name of registrant as specified in its charter)

Maryland	001-34416	27-0186273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3043 Townsgate Road, Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 224-7442

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.01 par value	PMT	New York Stock Exchange
8.125% Series A Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value	PMT/PA	New York Stock Exchange
8.00% Series B Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value	PMT/PB	New York Stock Exchange
6.75% Series C Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value	PMT/PC	New York Stock Exchange
8.50% Senior Notes Due 2028	PMTU	New York Stock Exchange
9.00% Senior Notes Due 2030	PMTV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 10, 2025, PennyMac Mortgage Investment Trust (the “Company”) closed an underwritten public offering and sale of $105,000,000 aggregate principal amount of its 9.00% Senior Notes due 2030 (the “Notes”), including $5,000,000 principal amount of Notes issued pursuant to the partial exercise by the Underwriters (as defined below) of their over-allotment option to purchase up to $15,000,000 aggregate principal amount of Notes granted pursuant to the terms of the Underwriting Agreement (as defined below). Pursuant to the Underwriting Agreement, the Underwriters may exercise the remaining portion of the over-allotment option, in whole or in part, over a 30-day period from the date of the Underwriting Agreement.

The Notes are fully and unconditionally guaranteed (the “Guarantee”) by PennyMac Corp. (the “Guarantor”). The terms of the Notes are governed by an indenture, dated as of June 10, 2025 (the “Base Indenture”), by and among the Company, the Guarantor and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), as supplemented by a first supplemental indenture, dated as of June 10, 2025 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), by and among the Company, the Guarantor and the Trustee. Copies of the Base Indenture and the First Supplemental Indenture, including the form of Notes (including the Guarantee), the terms of which are incorporated herein by reference, are attached as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K.

The Notes bear interest at a rate of 9.00% per annum, payable quarterly in arrears on March 15, June 15, September 15 and December 15 of each year, commencing on September 15, 2025. The Notes will mature on June 15, 2030, unless earlier redeemed or repurchased.

The Company may redeem the Notes in whole or in part at any time or from time to time at the Company’s option on or after June 15, 2027, upon not less than 30 days written notice to holders prior to the redemption date, at a redemption price equal to 100% of the outstanding principal amount of the Notes to be redeemed plus accrued and unpaid interest to, but excluding, the redemption date, as described in greater detail in the Indenture.

Upon a Change of Control Repurchase Event (as defined in the Indenture), the Company will be required to make an offer to repurchase all outstanding Notes at a price in cash equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest to, but excluding, the repurchase date, as described in greater detail in the Indenture.

The Notes rank equal in right of payment to any of the Company’s existing and future unsecured and unsubordinated indebtedness; effectively subordinated in right of payment to any of its existing and future secured indebtedness to the extent of the value of the assets securing such indebtedness; and structurally subordinated to all existing and future indebtedness and other liabilities (including trade payables) and (to the extent not held by the Company) preferred equity, if any, of its subsidiaries other than the Guarantor and of any entity the Company accounts for using the equity method of accounting.

The occurrence of an Event of Default (as defined in the Indenture) may, subject to certain conditions set forth in the Indenture, lead to the outstanding principal, plus accrued and unpaid interest, if any, of the Notes being immediately due and payable.

The Notes have been approved for listing on the New York Stock Exchange under the symbol “PMTW” and trading of the Notes is expected to commence thereon within 30 days after the date hereof.

The descriptions of the Base Indenture and the First Supplemental Indenture in this Current Report on Form 8-K are summaries and are qualified in their entirety by the terms of the Base Indenture and the First Supplemental Indenture, respectively.

The Notes and the Guarantee were offered pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission on Form S-3 (Registration Nos. 333-287734 and 333-287734-01), which was filed on June 3, 2025, a base prospectus, dated June 3, 2025, and a prospectus supplement, dated June 3, 2025, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

Item 8.01	Other Events.

On June 3, 2025, the Company and the Guarantor entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, Goldman Sachs & Co. LLC, RBC Capital Markets, LLC, UBS Securities LLC, Wells Fargo Securities, LLC, Keefe, Bruyette & Woods, Inc. and Piper Sandler & Co. (the “Underwriters”) with respect to the offering of the Notes. The net proceeds from the offering of the Notes (including the partial exercise of the over-allotment option referenced above) are approximately $101.0 million (or approximately $110.6 million if the Underwriters exercise the remaining portion of their over-allotment option in full) after deducting the underwriting discount and estimated offering expenses payable by the Company. A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 3, 2025, among the Company and the Guarantor, on the one hand, and Morgan Stanley & Co. LLC, Goldman Sachs & Co. LLC, RBC Capital Markets, LLC, UBS Securities LLC, Wells Fargo Securities, LLC, Keefe, Bruyette & Woods, Inc. and Piper Sandler & Co., on the other hand

4.1	Indenture, dated as of June 10, 2025, among PennyMac Mortgage Investment Trust, as issuer, PennyMac Corp., as guarantor, and U.S. Bank Trust Company, National Association, as trustee

4.2	First Supplemental Indenture, dated as of June 10, 2025, among PennyMac Mortgage Investment Trust, as issuer, PennyMac Corp., as guarantor, and U.S. Bank Trust Company, National Association, as trustee

4.3	Form of 9.00% Senior Notes due 2030 (included in Exhibit 4.2 hereto)

5.1	Opinion of Venable LLP

5.2	Opinion of Sidley Austin LLP

23.1	Consent of Venable LLP (included in Exhibit 5.1)

23.2	Consent of Sidley Austin LLP (included in Exhibit 5.2)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 10, 2025	PENNYMAC MORTGAGE INVESTMENT TRUST

	By:	/s/ Daniel S. Perotti
	Name:	Daniel S. Perotti
	Title:	Senior Managing Director and Chief Financial Officer